UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2015
RENN Fund, Inc.
State or other jurisdiction of incorporation: Texas Investment Company File Number: 811-22299 IRS Employer Identification Number: 75-2533518
8080 N. Central Expressway, Suite 210, LB-59 Dallas, TX 75206-18957 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 891-8294
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Changes in Control of Registrant

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors’ Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 11, 2015, Kevin W. McAleer completed his assignment as the Acting Chief Financial Officer of RENN Fund, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENN Fund, Inc.

Date: March 11, 2015	/s/ Russell Cleveland
Russell Cleveland, President